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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (date of earliest event reported): June 30, 2005

                                STERICYCLE, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                    0-21229                     36-3640402
 (State or other juris-        (Commission file                (IRS employer
diction of incorporation)           number)               identification number)

                             28161 North Keith Drive
                           Lake Forest, Illinois 60045
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (847) 367-5910

      Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On June 30, 2005, Stericycle, Inc. (the "Company") obtained a new $400 million senior unsecured revolving credit facility pursuant to a credit agreement entered into with a group of lenders led by Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, and Fortis Capital Corp. and Calyon-New York Branch, as co-documentation agents. The new credit facility has a five-year term, maturing in June 2010. It replaces the Company's existing senior secured credit facility, consisting of a $205 million revolving credit facility (under which borrowings of $136.5 million were outstanding) and a $62.4 million Term A loan, both maturing in September 2007. Under the new credit facility, the current effective interest rate on the Company's borrowings will be reduced from 1.25% to 0.75% over LIBOR on LIBOR rate borrowings and will remain unchanged at the prime rate on base rate borrowings.

      A copy of the new credit agreement is filed with this report as Exhibit
10.1. A copy of the press release that the Company issued on July 5, 2005 is filed with this report as Exhibit 99.1.

ITEM  9.01 FINANCIAL STATES AND EXHIBITS

      (c) EXHIBITS

      The following exhibits are filed with this report:

   10.1 Credit Agreement dated as of June 30, 2005 entered into by the Company and certain subsidiaries as borrowers, Bank of America, N.A., as administrative agent, swing line lender, a lender and letter of credit issuer, other lenders party to the Credit Agreement, JPMorgan Chase Bank, N.A., as syndication agent, and Fortis Capital Corp. and Calyon-New York Branch, as co-documentation agents

        This exhibit omits certain schedules and exhibits, which are listed following the table of contents in the credit agreement. The Company will furnish a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission supplementally upon request.

   99.1 Press release issued July 5, 2005

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: July 7, 2005.

                                              STERICYCLE, INC.

                                              By /s/ FRANK J.M. TEN BRINK
                                                 ------------------------------
                                                 Frank J.M. ten Brink
                                                 Executive Vice President and
                                                     Chief Financial Officer

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